UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2014

MOMENTIVE PERFORMANCE MATERIALS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

Delaware	333-146093	20-5748297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Hudson River Road

Waterford, NY 12188

(address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (518) 237-3330

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously reported, on April 13, 2014, Momentive Performance Materials Inc. (the “Registrant”), Momentive Performance Materials Holdings Inc. (“Holdings”) and certain of the Registrant’s wholly owned subsidiaries (together with the Registrant and Holdings, the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Court”), Case No. 14-22503. On September 11, 2014, the Court entered an order confirming the Joint Chapter 11 Plan of Reorganization for Momentive Performance Materials Inc. and its Affiliated Debtors, dated September 3, 2014 (as amended on September 24, 2014, the “Plan”). On October 24, 2014, the Plan became effective pursuant to its terms and the Debtors emerged from their Chapter 11 cases.

Item 1.01	Entry into a Material Definitive Agreement.

1.	New First Lien Notes Indenture and New First Lien Notes

On October 24, 2014, the Registrant entered into an indenture (the “New First Lien Notes Indenture”) among the Registrant, the guarantor subsidiaries of the Registrant party thereto (the “Note Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, governing the Registrant’s $1,100,000,000 aggregate principal amount of 3.88% First-Priority Senior Secured Notes due 2021 (the “New First Lien Notes”), which mature on October 24, 2021. The New First Lien Notes were issued as replacement for the Registrant’s outstanding $1,100,000,000 aggregate principal amount of 8.875% First-Priority Senior Secured Notes due 2020 (the “First Lien Notes”) in connection with the Plan and the Registrant’s emergence from Chapter 11.

The New First Lien Notes are fully and unconditionally guaranteed on a senior secured basis by each of the Registrant’s existing U.S. subsidiaries that is a guarantor under the Registrant’s Exit ABL Facility (as defined below) and the Registrant’s future U.S. subsidiaries (other than receivables subsidiaries and U.S. subsidiaries of foreign subsidiaries) that guarantee any debt of the Registrant or any Note Guarantor. Under certain circumstances, the Note Guarantors may be released from their guarantee of the New First Lien Notes (the “New First Lien Note Guarantees”) without the consent of the holders of the New First Lien Notes. The New First Lien Notes are not guaranteed by MPM Intermediate Holdings Inc., the Registrant’s parent (“MPM Intermediate Holdings”).

The New First Lien Notes and New First Lien Note Guarantees are senior indebtedness of the Registrant and the Note Guarantors, respectively, and rank equal in right of payment with all existing and future senior indebtedness of the Registrant and the Note Guarantors, respectively; senior in right of payment to all existing and future subordinated indebtedness of the Registrant and the Note Guarantors and guarantees thereof; and structurally subordinated to all existing and future indebtedness and other liabilities of any of the Registrant’s subsidiaries that do not guarantee the New First Lien Notes.

The New First Lien Notes and New First Lien Note Guarantees have the benefit of first-priority liens on the collateral of the Registrant and the Note Guarantors other than “ABL Priority Collateral” (which generally includes most of the Registrant’s and its domestic subsidiaries’ inventory and accounts receivable and related assets), with respect to which the New First Lien Notes and New First Lien Note Guarantees have the benefit of second-priority liens. Consequently, the New First Lien Notes rank effectively junior in priority to the Registrant’s obligations under the Exit ABL Facility to the extent of the value of the ABL Priority Collateral; equal with holders of other obligations secured pari passu with the New First Lien Notes including other first priority obligations (to the extent of the value of such collateral); effectively senior to any junior priority obligations (to the extent of the value of such collateral) including the Registrant’s 4.69% Second-Priority Senior Secured Notes due 2022 (the “New Second Lien Notes”) and the Registrant’s obligations under the Exit ABL Facility to the extent of the value of the collateral that is not ABL Priority Collateral; and effectively senior to any senior unsecured obligations (to the extent of the value of such collateral).

The Registrant will pay interest on the New First Lien Notes at 3.88% per annum, semiannually to holders of record at the close of business on April 1 or October 1 immediately preceding the interest payment date on April 15 and October 15 of each year, commencing on April 15, 2015.

The Registrant may redeem some or all of the New First Lien Notes at any time at a redemption price of 100% of the principal amount plus accrued and unpaid interest.

The New First Lien Notes Indenture contains covenants that, among other things, limit the Registrant’s ability and the ability of certain of the Registrant’s subsidiaries to (i) incur or guarantee additional indebtedness or issue preferred stock; (ii) grant liens on assets; (iii) pay dividends or make distributions to the Registrant’s stockholders; (iv) repurchase or redeem capital stock or subordinated indebtedness; (v) make investments or acquisitions; (vi) enter into sale/leaseback transactions; (vii) incur restrictions on the ability of the Registrant’s subsidiaries to pay dividends or to make other payments to us; (viii) enter into transactions with the Registrant’s affiliates; (ix) merge or consolidate with other companies or transfer all or substantially all of the Registrant’s assets; and (x) transfer or sell assets.

2.	New Second Lien Notes Indenture and New Second Lien Notes

On October 24, 2014, the Registrant entered into an indenture (the “New Second Lien Notes Indenture”) among the Registrant, the Note Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, governing the Registrant’s $250,000,000 aggregate principal amount of the New Second Lien Notes, which mature on April 24, 2022. The Second Lien Notes were issued as replacement for the Registrant’s outstanding $250,000,000 aggregate principal amount of 10% Senior Secured Notes due 2020 (the “1.5 Lien Notes”) in connection with the Plan and the Registrant’s emergence from Chapter 11.

The New Second Lien Notes are fully and unconditionally guaranteed on a senior secured basis by each of the Registrant’s existing U.S. subsidiaries that is a guarantor under the Registrant’s Exit ABL Facility and the Registrant’s future U.S. subsidiaries (other than receivables subsidiaries and U.S. subsidiaries of foreign subsidiaries) that guarantee any debt of the Registrant or any Note Guarantor. Under certain circumstances, the Note Guarantors may be released from their guarantee of the New Second Lien Notes (the “New Second Lien Note Guarantees”) without the consent of the holders of the New Second Lien Notes. The New Second Lien Notes are not guaranteed by MPM Intermediate Holdings.

The New Second Lien Notes and New Second Lien Note Guarantees are senior indebtedness of the Registrant and the Note Guarantors, respectively, and rank equal in right of payment with all existing and future senior indebtedness of the Registrant and the Note Guarantors, respectively; senior in right of payment to all existing and future subordinated indebtedness of the Registrant and the Note Guarantors and guarantees thereof; and structurally subordinated to all existing and future indebtedness and other liabilities of any of the Registrant’s subsidiaries that do not guarantee the New Second Lien Notes.

The New Second Lien Notes and New Second Lien Note Guarantees have the benefit of second-priority liens on the collateral of the Registrant and the Note Guarantors. Consequently, the New Second Lien Notes rank effectively junior in priority to the Registrant’s obligations under the Exit ABL Facility, the New First Lien Notes and other first priority obligations (to the extent of the value of such collateral); equal with holders of other obligations secured pari passu with the New Second Lien Notes (to the extent of the value of such collateral); effectively senior to any junior priority obligations (to the extent of the value of such collateral); and effectively senior to any senior unsecured obligations (to the extent of the value of such collateral).

The Registrant will pay interest on the New Second Lien Notes at 4.69% per annum, semiannually to holders of record at the close of business on April 1 or October 1 immediately preceding the interest payment date on April 15 and October 15 of each year, commencing on April 15, 2015.

The Registrant may redeem some or all of the New Second Lien Notes at any time at a redemption price of 100% of the principal amount plus accrued and unpaid interest.

The New Second Lien Notes Indenture contains covenants that, among other things, limit the Registrant’s ability and the ability of certain of the Registrant’s subsidiaries to (i) incur or guarantee additional indebtedness or issue preferred stock; (ii) grant liens on assets; (iii) pay dividends or make distributions to the Registrant’s stockholders; (iv) repurchase or redeem capital stock or subordinated indebtedness; (v) make investments or acquisitions; (vi) enter into sale/leaseback transactions; (vii) incur restrictions on the ability of the Registrant’s subsidiaries to pay dividends or to make other payments to us; (viii) enter into transactions with the Registrant’s affiliates; (ix) merge or consolidate with other companies or transfer all or substantially all of the Registrant’s assets; and (x) transfer or sell assets.

3.	First Lien Collateral Agreement

On October 24, 2014, the Registrant entered into a first lien collateral agreement (the “First Lien Collateral Agreement”) among the Registrant, the Note Guarantors (together with the Registrant, the “First Lien Pledgors”) and The Bank of New York Mellon Trust Company, N.A., as the collateral agent (the “First Lien Collateral Agent”), pursuant to which the First Lien Pledgors granted a security interest in certain collateral to the First Lien Collateral Agent for the benefit of the secured parties under the New First Lien Notes Indenture (the “First Lien Secured Parties”).

4.	Second Lien Collateral Agreement

On October 24, 2014, the Registrant entered into a second lien collateral agreement (the “Second Lien Collateral Agreement”) among the Registrant, the Note Guarantors (together with the Registrant, the “Second Lien Pledgors”) and The Bank of New York Mellon Trust Company, N.A., as the collateral agent (the “Second Lien Collateral Agent”), pursuant to which the Second Lien Pledgors granted a security interest in certain collateral to the Second Lien Collateral Agent for the benefit of the secured parties under the New Second Lien Notes Indenture (the “Second Lien Secured Parties”).

5.	ABL Intercreditor Agreement

On October 24, 2014, the Registrant entered into an ABL intercreditor agreement (the “ABL Intercreditor Agreement”) among JPMorgan Chase Bank, N.A., as ABL facility collateral agent, The Bank of New York Mellon Trust Company, N.A., as applicable first-lien agent and First Lien Collateral Agent, the Registrant and the other subsidiaries of the Registrant party thereto. The ABL Intercreditor Agreement governs the relative rights of the secured parties under the Exit ABL Facility (the “ABL Secured Parties”) and the First Lien Secured Parties, and certain other matters relating to priority and the administration and enforcement of security interests.

6.	Junior Intercreditor Agreement

On October 24, 2014, the Registrant entered into an intercreditor agreement (the “Junior Intercreditor Agreement”) among JPMorgan Chase Bank, N.A., as ABL facility collateral agent and intercreditor agent, The Bank of New York Mellon Trust Company, N.A., as First Lien Collateral Agent, The Bank of New York Mellon Trust Company, N.A., as Second Lien Collateral Agent, the Registrant and the other subsidiaries of the Registrant party thereto. The Junior Intercreditor Agreement governs the relative rights of the ABL Secured Parties and the First Lien Secured Parties, as a group, and the Second Lien Secured Parties, and certain other matters relating to priority and the administration and enforcement of security interests.

7.	Exit ABL Facility and Waiver

On October 24, 2014, the Registrant entered into a waiver (the “Waiver”) among the ABL Borrowers (as defined below), the lenders party thereto and JPMorgan Chase Bank, N.A., pursuant to which the lenders party to the Amended and Restated Senior Secured Debtor-in-Possession and Exit Asset-Based Revolving Credit Agreement, dated as of April 15, 2014 (as amended, restated, supplemented or otherwise modified to the date hereof, the “Exit ABL Facility”), among Holdings, the Registrant, Momentive Performance Materials USA LLC, as U.S. borrower, Momentive Performance Materials GmbH and Momentive Performance Materials Quartz GmbH, as German borrowers, Momentive Performance Materials Nova Scotia ULC, as Canadian borrower (the Canadian borrower, the German borrowers and the U.S. borrower, collectively, the “ABL Borrowers”), JPMorgan Chase Bank, N.A., as administrative agent for the lenders and the other parties named therein, have agreed to waive, at the request of the ABL Borrowers, certain provisions of the Exit ABL Facility in connection with the ABL Borrowers’ exercise of their option thereunder to convert the DIP facility thereunder into an exit facility substantially concurrently with the consummation of the Plan.

Pursuant to the Waiver, the lenders party to the Exit ABL Facility have agreed to, among other things, (i) release Holdings from its guaranties and covenants under the loan documents governing the Exit ABL Facility and to have MPM Intermediate Holdings assume all such guaranties and covenants, (ii) waive a requirement under the Exit ABL Facility that the Court’s order confirming the Plan be a final non-appealable order and to be deemed satisfied by the Court’s order confirming the Plan and (iii) amend certain other conditions with respect to the exercise of the conversion option into an exit facility.

8.	Second A&R Shared Services Agreement

On October 24, 2014, the Registrant entered into the Second Amended and Restated Shared Services Agreement (the “Second A&R Shared Services Agreement”) with Momentive Specialty Chemicals Inc. (“MSC”) and the other subsidiaries of the Registrant party thereto. The Second A&R Shared Services Agreement generally retains the pre-existing service provision and cost sharing constructs. However, senior executive services of the type performed by a chief executive officer, chief financial officer and/or general counsel (or their equivalents) are excluded from the services provided under the Second A&R Shared Services Agreement, as the Registrant (and MSC) will employ its own dedicated officers in such roles. In addition, the Second A&R Shared Services Agreement provides for a transition assistance period at the election of the recipient following termination of the Second A&R Shared Services Agreement of up to twelve months, subject to one successive renewal period of an additional 60 days. Relatedly, the Second A&R Shared Services Agreement further contains a termination assistance project plan that sets forth the process and milestones by which the service provider must prepare and execute a transition plan for the recipient in the event of a termination of the Second A&R Shared Services Agreement.

The foregoing summary is qualified in its entirety by reference to the New First Lien Notes Indenture, New Second Lien Notes Indenture, the First Lien Collateral Agreement, the Second Lien Collateral Agreement, the ABL Intercreditor Agreement, the Junior Intercreditor Agreement, the Waiver and the Second A&R Shared Services Agreement, attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 1.02	Termination of a Definitive Material Agreement.

In connection with the effectiveness of the Plan, the Registrant repaid in full all of its remaining obligations under the senior secured debtor-in-possession term loan agreement, dated as of April 15, 2014 (as amended, restated, supplemented or otherwise modified to the date hereof, the “DIP Term Loan Facility”), among Holdings, the Registrant, Momentive Performance Materials USA LLC, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, including accrued fees and other amounts owing to the lenders under the DIP Term Loan Facility. Upon making these payments, the Registrant’s obligations under the DIP Term Loan Facility were satisfied in full and the DIP Term Loan Facility was immediately terminated other than for customary provisions expressly specified to survive termination.

In connection with the effectiveness of the Plan, the Registrant repaid in full all of its remaining obligations under the second amended and restated credit agreement, dated as of April 24, 2013 (as amended, restated, supplemented or otherwise modified to the date hereof, the “Cash Flow Facility”), among Holdings, the Registrant, certain subsidiaries of the Registrant party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, including accrued fees and other amounts owing to the lenders under the Cash Flow Facility. Upon making these payments, the Registrant’s obligations under the Cash Flow Facility were satisfied in full and the Cash Flow Facility was immediately terminated other than for customary provisions expressly specified to survive termination.

The information set forth under Item 3.03 below is incorporated by reference into this Item 1.02.

Item 1.03	Bankruptcy or Receivership.

Confirmation of the Plan of Reorganization

On September 11, 2014, the Bankruptcy Court entered an order (the “Confirmation Order”), attached hereto as Exhibit 2.1, confirming the Plan. The Plan incorporates by reference certain documents filed with the Bankruptcy Court as part of the “Plan Supplement.” A copy of the Plan is attached hereto as Exhibit 2.2.

The Debtors satisfied all of the conditions precedent to the effectiveness of the Plan and on October 24, 2014, the Plan became effective pursuant to its terms and the Debtors emerged from their Chapter 11 cases (the “Effective Date”).

The following is a summary of certain provisions of the Plan, as confirmed by the Bankruptcy Court pursuant to the Confirmation Order, and is not intended to be a complete description of the Plan. The following summary is qualified in its entirety by reference to the full text of the Plan (including the Plan Supplement). Capitalized terms used but not defined in this Current Report on Form 8-K shall have the meanings given to them in the Plan.

The Plan provided for, among other things, the following:

•	payment in full in cash to general unsecured creditors (including trade creditors) and holders of claims arising from the Cash Flow Facility and the DIP Term Loan Facility;

•	payment in full by way of replacement notes to holders of First Lien Notes and 1.5 Lien Notes;

•	conversion of the Second Lien Notes into the new equity of Reorganized MPM (resulting in the issuance of 11,791,126 shares of New Common Stock (as defined below)), subject to dilution by the management incentive plan and the Rights Offering Stock;

•	subscription rights to holders of Second Lien Notes in the $600 million Rights Offerings (resulting in the issuance of 36,197,874 shares of New Common Stock (including shares issued in connection with the Backstop Commitment));

•	a recovery to holders of the Holdings PIK Note in the amount of the cash available at Holdings as of the Effective Date, after taking into account administrative expenses;

•	no recovery to the holders of Senior Subordinated Notes on account of the subordination provisions set forth in the Senior Subordinated Indenture;

•	cancellation of Existing Interests (i.e., any class of equity securities); and

•	authorization to enter into and execute the $270 million exit asset-based revolving loan facility.

Treatment of Executory Contracts or Unexpired Leases

On the Effective Date and subject to the payment of any applicable Cure Amount, all executory contracts and unexpired leases identified on the Schedule of Assumed Contracts and Leases shall be deemed assumed, and all other executory contracts and unexpired leases shall be deemed rejected, except that: (a) any executory contracts and unexpired leases that previously have been assumed or rejected pursuant to a Final Order of the Bankruptcy Court shall be treated as provided in such Final Order; and (b) all executory contracts and unexpired leases that are the subject of a separate motion to assume or reject under section 365 of the Bankruptcy Code that were pending on the Effective Date were treated as determined by a Final Order of the Bankruptcy Court resolving such motion.

Third Party Releases

On the Effective Date, certain Holders of Claims and Interests (except as otherwise specified in the Plan or Confirmation Order) released and discharged the Released Parties from certain claims, obligations, rights, suits, damages, causes of action and liabilities in connection with the Chapter 11 cases.

Board of Directors and Management

On the Effective Date, the initial board of directors and management of MPM Holdings Inc., the newly formed indirect parent of the Registrant, included those individuals as set forth in the Plan Supplement. As of the Effective Date, the initial board of directors of MPM Holdings Inc. consisted of Mahesh Balakrishnan, Bradley Bell, John G. Boss, John D. Dionne, Robert Kalsow-Ramos, Scott Kleinman, Julian Markby, Daniel C. Murphy, Jason New, David Sambur and Marvin Schlanger.

The information set forth under Item 5.02 below is incorporated herein by reference into this Item 1.03.

Compensation and Benefit Programs

On the Effective Date, except as expressly provided for under the Plan, Confirmation Order, a prior order of the Bankruptcy Court or to the extent a motion was pending before the Bankruptcy Court as of the Effective Date, with the consent of the Requisite Investors, all employment and severance policies, and all compensation and benefit plans, policies, and programs of the Debtors applicable to their respective employees, retirees and non-employee directors including, without limitation, all savings plans, unfunded retirement plans, healthcare plans, disability plans, severance benefit plans, incentive plans, and life, accidental death and dismemberment insurance plans were assumed as executory contracts under the Plan.

Sources of Funds

The Plan was funded by $600 million in proceeds from the Rights Offerings.

Certain Information Regarding Claims, Assets and Liabilities of the Company

The Registrant’s total assets and total liabilities, as of June 30, 2014, reported in the Quarterly Report on Form 10-Q the Registrant filed with the Securities and Exchange Commission on August 13, 2014 were $2,771 million and $4,429 million, respectively, of which $2,019 million were liabilities subject to compromise. Please refer to the quarterly report on Form 10-Q for additional information on the Registrant’s assets and liabilities.

Because the Registrant’s financial statements will reflect fresh start accounting adjustments upon its emergence from the Chapter 11 proceedings, information reflecting its results of operations and financial condition will not be comparable to prior periods.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

Upon the effectiveness of the Plan, all previously issued and outstanding shares of the Registrant’s common stock were cancelled as were all other previously issued and outstanding equity interests. Upon effectiveness of the Plan, the Registrant issued 7,475,000 shares of a new class of common stock, par value $0.01 per share, of the Registrant (“New Common Stock”) pursuant to the Section 1145 Rights Offering, 26,662,690 shares of New Common Stock pursuant to the 4(a)(2) Rights Offering and 2,060,184 shares of New Common Stock pursuant to the Backstop Commitment, including 1,475,652 shares of New Common Stock issued as commitment premium. A portion of the 1145 Rights Offering Stock issued to the Backstop Parties, and all of the 4(a)(2) Rights Offering Stock, are restricted securities under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered, sold or otherwise transferred except in accordance with applicable restrictions. In addition, upon effectiveness of the Plan, the Registrant issued 11,791,126 shares of New Common Stock to holders of Second Lien Notes pursuant to the Second Lien Notes Equity Distribution.

In accordance with the Plan, all shares of New Common Stock were automatically exchanged for one share of common stock, par value $0.01, of MPM Holdings Inc., which contributed the shares of New Common Stock to its wholly-owned subsidiary, MPM Intermediate Holdings. As a result, the Registrant is a wholly owned subsidiary of MPM Intermediate Holdings.

The shares of New Common Stock described above were exempt from registration under the Securities Act pursuant to (i) Section 1145 of the Bankruptcy Code, which generally exempts from such registration requirements the issuance of securities under a plan of reorganization, and/or (ii) Section 4(a)(2) of the Securities Act because the issuance did not involve any public offering.

Item 3.03	Material Modifications to Rights of Security Holders.

Upon the effectiveness of the Plan, the following indebtedness of the Debtors was cancelled:

•	8.875% First-Priority Senior Secured Notes due 2020;

•	10% Senior Secured Notes due 2020;

•	9% Second-Priority Springing Lien Notes due 2021;

•	9 1⁄2% Second-Priority Springing Lien Notes due 2021; and

•	11 1⁄2% Senior Subordinated Notes due 2016.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Plan, the following directors ceased to be members of the board of directors of the Registrant as of the Effective Date: Craig O. Morrison, William H. Carter, Scott M. Kleinman, David B. Sambur, Lee C. Stewart and Julian Markby. In addition, in accordance with the Plan, as of the Effective Date, Craig O. Morrison ceased to serve as Chief Executive Officer, William H. Carter ceased to serve as Chief Financial Officer and Douglas A. Johns ceased to serve as General Counsel. In connection with the effectiveness of the Plan, as of the Effective Date, John G. Boss, Brian D. Berger and Stephen J. Psutka were appointed members of the board of directors of the Registrant, and Mr. Boss was appointed as Interim Chief Executive Officer and President, Mr. Berger was appointed as Interim Chief Financial Officer and Mr. Psutka was appointed as Interim General Counsel.

Mr. Boss, age 55, joined the Registrant as Executive Vice President and President of the Silicones and Quartz Division in March 2014. Mr. Boss was the former President of Honeywell Safety Products at Honeywell International from February 2012 to March 2014. He served in various leadership positions with Honeywell International since 2003, including Vice President and General Manager of Specialty Products from 2008 through 2012 and Vice President and General Manager of Specialty Chemicals from 2005 through 2008. Before joining Honeywell International, Mr. Boss was Vice President and General Manager of the Specialty and Fine Chemicals business of Great Lakes Chemical Corporation from 2000 through 2003, and Vice President and Business Director at Ashland Corporation (formerly International Specialty Products) from 1996 through 2000.

Mr. Berger, age 43, joined the Registrant as Vice President, Finance of the Silicones and Quartz Division in 2012 and served as Interim President of the Silicones and Quartz Division from August 2013 to March 2014. Prior to joining the Registrant, Mr. Berger served as Director, Shared Services of Stanley Black & Decker from 2010 through 2012 and as Director, Americas Shared Financial Services of SABIC Innovative Plastics from 2008 through 2010. Mr. Berger joined GE in 1994 and held numerous financial management roles from 1994 to 2008 in various GE Plastics businesses operating across the world.

Item 8.01	Other Events.

On October 24, 2014, pursuant to the Plan, the Registrant amended and restated its certificate of incorporation and amended and restated its by-laws as described in the Plan.

The amended and restated certificate of incorporation is filed herewith as Exhibit 3.1 and incorporated by reference herein, and the amended and restated by-laws are filed herewith as Exhibit 3.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 2.1	Joint Chapter 11 Plan of Reorganization for Momentive Performance Materials Inc. and its Affiliated Debtors, dated September 24, 2014.

Exhibit 2.2	Confirmation Order, dated September 11, 2014.

Exhibit 3.1	Amended and Restated Certificate of Incorporation of Momentive Performance Materials Inc.

Exhibit 3.2	Amended and Restated By-laws of Momentive Performance Materials Inc.

Exhibit 4.1	Indenture, dated as of October 24, 2014, among Momentive Performance Materials Inc., the Note Guarantors party thereto, The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, relating to the $1,100,000,000 First-Priority Senior Secured Notes due 2021.

Exhibit 4.2	Indenture, dated as of October 24, 2014, among Momentive Performance Materials Inc., the Note Guarantors party thereto, The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, relating to the $250,000,000 Second-Priority Senior Secured Notes due 2022.

Exhibit 4.3	First Lien Collateral Agreement, dated and effective as of October 24, 2014, among Momentive Performance Materials Inc., each Subsidiary Guarantor party thereto and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent.

Exhibit 4.4	Second Lien Collateral Agreement, dated and effective as of October 24, 2014, among Momentive Performance Materials Inc., each Subsidiary Guarantor party thereto and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent.

Exhibit 4.5	ABL Intercreditor Agreement, dated as of October 24, 2014, among JPMorgan Chase Bank, N.A., as ABL Facility Collateral Agent, The Bank of New York Mellon Trust Company, N.A., as Applicable First-Lien Agent and First-Lien Collateral Agent, Momentive Performance Materials Inc., Momentive Performance Materials USA Inc. and the Subsidiaries of Momentive Performance Materials Inc. named therein.

Exhibit 4.6	Intercreditor Agreement, dated as of October 24, 2014, among JPMorgan Chase Bank, N.A., as ABL Credit Agreement Agent and as Intercreditor Agent, The Bank of New York Mellon Trust Company, N.A., as First-Lien Notes Agent, The Bank of New York Mellon Trust Company, N.A., as Trustee and as Collateral Agent, Momentive Performance Materials Inc. and the Subsidiaries of Momentive Performance Materials Inc. named therein.

Exhibit 10.1	Waiver, dated as of October 24, 2014 with respect to the Amended and Restated Senior Secured Debtor-in-Possession and Exit Asset-Based Revolving Credit Agreement dated as of April 15, 2014, among Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., Momentive Performance Materials USA Inc., as U.S. borrower, Momentive Performance Materials GmbH and Momentive Performance Materials Quartz GmbH, as German borrowers, Momentive Performance Materials Nova Scotia ULC, as Canadian borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other parties named therein.

Exhibit 10.2	Second Amended and Restated Shared Services Agreement, dated as of October 24, 2014, by and among Momentive Specialty Chemicals Inc., Momentive Performance Materials Inc. and the subsidiaries of Momentive Performance Materials Inc. party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE PERFORMANCE MATERIALS INC.

Date: October 27, 2014	By:	/s/ Billie Jo Cuthbert
Billie Jo Cuthbert
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

2.1	Joint Chapter 11 Plan of Reorganization for Momentive Performance Materials Inc. and its Affiliated Debtors, dated September 24, 2014.

2.2	Confirmation Order, dated September 11, 2014.

3.1	Amended and Restated Certificate of Incorporation of Momentive Performance Materials Inc.

3.2	Amended and Restated By-laws of Momentive Performance Materials Inc.

4.1	Indenture, dated as of October 24, 2014, among Momentive Performance Materials Inc., the Note Guarantors party thereto, The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, relating to the $1,100,000,000 First-Priority Senior Secured Notes due 2021.

4.2	Indenture, dated as of October 24, 2014, among Momentive Performance Materials Inc., the Note Guarantors party thereto, The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, relating to the $250,000,000 Second-Priority Senior Secured Notes due 2022.

4.3	First Lien Collateral Agreement, dated and effective as of October 24, 2014, among Momentive Performance Materials Inc., each Subsidiary Guarantor party thereto and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent.

4.4	Second Lien Collateral Agreement, dated and effective as of October 24, 2014, among Momentive Performance Materials Inc., each Subsidiary Guarantor party thereto and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent.

4.5	ABL Intercreditor Agreement, dated as of October 24, 2014, among JPMorgan Chase Bank, N.A., as ABL Facility Collateral Agent, The Bank of New York Mellon Trust Company, N.A., as Applicable First-Lien Agent and First-Lien Collateral Agent, Momentive Performance Materials Inc., Momentive Performance Materials USA Inc. and the Subsidiaries of Momentive Performance Materials Inc. named therein.

4.6	Intercreditor Agreement, dated as of October 24, 2014, among JPMorgan Chase Bank, N.A., as ABL Credit Agreement Agent and as Intercreditor Agent, The Bank of New York Mellon Trust Company, N.A., as First-Lien Notes Agent, The Bank of New York Mellon Trust Company, N.A., as Trustee and as Collateral Agent, Momentive Performance Materials Inc. and the Subsidiaries of Momentive Performance Materials Inc. named therein.

10.1	Waiver, dated as of October 24, 2014 with respect to the Amended and Restated Senior Secured Debtor-in-Possession and Exit Asset-Based Revolving Credit Agreement dated as of April 15, 2014, among Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., Momentive Performance Materials USA Inc., as U.S. borrower, Momentive Performance Materials GmbH and Momentive Performance Materials Quartz GmbH, as German borrowers, Momentive Performance Materials Nova Scotia ULC, as Canadian borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other parties named therein.

10.2	Second Amended and Restated Shared Services Agreement, dated as of October 24, 2014, by and among Momentive Specialty Chemicals Inc., Momentive Performance Materials Inc. and the subsidiaries of Momentive Performance Materials Inc. party thereto.